SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K/A


                 Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934


                                September 20, 1997
                 ________________________________________________
                 Date of Report (Date of earliest event reported)



                        CONTROLLED ENVIRONMENT AQUACULTURE
                                 TECHNOLOGY, INC.
                 ________________________________________________
              (Exact name of registrant as specified in its charter)



Colorado                  0-25868              84-1293167
________________________________________________
(State or other       (Commission            I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)


7 Waterfront Plaza, Suite 400
500 Ala Moana Blvd., Honolulu HI 96813
________________________________________________
Address of principal executive offices)        (Zip Code)


(808) 521-1801
________________________________________________
Registrant's telephone number, including area code

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

DISMISSAL OF PRINCIPAL ACCOUNTANT.

Any client-auditor relationship which existed between the registrant and Singer Lewak Greenbaum & Goldstein, LLP, 10960 Wilshire Boulevard, Suite 1100,
Los Angeles, California 90024, was terminated, effective September 11, 1997, by mutual agreement of the parties. The registrant had not consulted Singer Lewak Greenbaum & Goldstein, LLP, on any matters, and Singer Lewak
Greenbaum & Goldstein had not issued any reports or opinions regarding the registrants financial statements. The decision to change accountants was recommended and approved by the board of directors of the registrant.

        There were no disagreements with Singer Lewak Greenbaum & Goldstein, LLP, at any time, on any matters of accounting principles or practices, financial, statement disclosures, or auditing scope or procedures which disagreement(s), if not resolved to the satisfaction of Singer Lewak Greenbaum
& Goldstein, LLP, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     The following Exhibits are filed as part of this report:

Exhibit 16 - Letter regarding change in certifying accountant.
SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

/s/ J. A. Garcia, President             10/21/97
________________________________________________
(Signature)                                 (Date)

EXHIBIT 16.

Mr. J. A. Garcia
Controlled Environment Aquaculture Technology, Inc.
16105 Woodvale Road
Encino, CA  91436

Dear Mr. Garcia:

This is to confirm that there has never been a client-auditor relationship between Controlled Environment Aquaculture Technology, Inc. (Commission File Number 0-25868) and Singer Lewak Greenbaum & Goldstein, LLP.

Sincerely,

SINGER LEWAK GREENBAUM & GOLDSTEIN

/s/
Marc I. Abrams
Partner

cc:     Office of the Chief Accountant
        SECPS Letter File
        Securities and Exchange Commission
        Mail Stop 9-5
        450 Fifth Street, N.W.
        Washington, D.C.  20549